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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated August 8, 2001 and to all references to our Firm included in this registration statement.


/s/Arthur Andersen LLP
Boston, Massachusetts
November 21, 2001